Acquisition of Aires	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Acquisition of Aires
3.	Acquisition of Aires

On February 27, 2014, we completed the acquisition of Aires in an all-stock transaction pursuant to the terms of an agreement and plan of merger, dated February 7, 2014, by and among us, AP Acquisition Sub, Inc., a wholly-owned subsidiary of ours, Aires, and a stockholders’ representative (the “Merger Agreement”). Aires was a clinical-stage company with its lead product candidate, AIR001 (sodium nitrite) inhalation solution, in Phase 2 studies in pulmonary hypertension. Aires survived the merger transaction as a wholly-owned subsidiary of ours.

Upon completion of the merger, we issued an aggregate of 1,049,706 unregistered shares of our common stock to former Aires stockholders and, in September 2014 after the six-month “holdback” period, we issued an aggregate of 4,053,996 additional unregistered shares of our common stock to former Aires stockholders, all in accordance with the merger agreement. There are no milestone or earn-out payments under the merger agreement; therefore, the total merger consideration was 5,103,702 shares.

We accounted for the acquisition of Aires in accordance with ASC Topic 805. The total purchase price of the acquisition is approximately $3.3 million. We calculated the purchase price by first multiplying the total number of shares of our common stock issued by $0.80, which was the closing price per share of our common stock on February 27, 2014, the acquisition date. Then, we applied a discount factor to account for lack of market liquidity due to the restrictions on transfer of the securities for a period of six months following the acquisition in accordance with stockholder agreements we entered into with the former Aires stockholders and the fact that the shares are unregistered and we have no obligation to register them for resale.

Under the acquisition method of accounting, the total purchase price is allocated to Aires’ net tangible and intangible assets and liabilities based on their estimated fair values as of the acquisition date. The table below summarizes the estimated fair values of Aires’ net tangible and intangible assets and liabilities on the acquisition date (in thousands).

Cash and cash equivalents	$3,534
Prepaid expenses and other assets	86
In-process research and development	2,000
Total assets:	5,620
Accounts payable and accrued liabilities	1,069
Deferred tax liability	795
Total liabilities:	1,864
Net assets acquired	$3,756

The estimated fair value of the net assets acquired exceeds the purchase price by approximately $0.5 million. Accordingly, we recognized the $0.5 million excess as a bargain purchase gain in other income/(expense), net in our condensed consolidated statements of operations and comprehensive loss. We were able to realize a gain because Aires was in a distressed sale situation. Aires lacked sufficient capital to continue operations and was unable to secure additional capital in the timeframe it required.

Acquired In-Process Research and Development

Acquired IPR&D is the estimated fair value of the AIR001 program as of the acquisition date. We determined that the estimated fair value of the AIR001 program was $2.0 million as of the acquisition date using the Multi-Period Excess Earnings Method, or MPEEM, which is a form of the income approach. Under the MPEEM, the fair value of an intangible asset is equal to the present value of the asset’s projected incremental after-tax cash flows (excess earnings) remaining after deducting the market rates of return on the estimated value of contributory assets (contributory charge) over its remaining useful life.

To calculate fair value of the AIR001 program under the MPEEM, we used probability-weighted, projected cash flows discounted at a rate considered appropriate given the significant inherent risks associated with drug development by clinical-stage companies. Cash flows were calculated based on estimated projections of revenues and expenses related to AIR001 and then reduced by a contributory charge on requisite assets employed. Contributory assets included debt-free working capital, net property and equipment and assembled workforce. Rates of return on the contributory assets were based on rates used for comparable market participants. Cash flows were assumed to extend through a seven-year market exclusivity period. The resultant cash flows were then discounted to present value using a weighted-average cost of capital for companies with profiles substantially similar to that of Aires, which we believe represents the rate that market participants would use to value the assets. We compensated for the phase of development of the program by applying a probability factor to our estimation of the expected future cash flows. The projected cash flows were based on significant assumptions, including the indication in which we will pursue development of AIR001, the time and resources needed to complete the development and regulatory approval of AIR001, estimates of revenue and operating profit related to the program considering its stage of development, the life of the potential commercialized product, market penetration and competition, and risks associated with achieving commercialization, including delay or failure to obtain regulatory approvals to conduct clinical studies, failure of clinical studies, delay or failure to obtain required market clearances, and intellectual property litigation.

Deferred Income Tax Liability

The $0.8 million recorded as deferred income tax liability resulting from the acquisition reflects the tax impact of the difference between the book basis and tax basis of acquired IPR&D. Such deferred income tax liability cannot be used to offset deferred tax assets when analyzing our valuation allowance as the acquired IPR&D is considered to have an indefinite life until we complete or abandon development of AIR001.